REVOLVING LINE OF CREDIT	3 Months Ended
Mar. 31, 2014
REVOLVING LINE OF CREDIT:
REVOLVING LINE OF CREDIT

NOTE 4 – REVOLVING LINE OF CREDIT

In August and October 2013, the Company extended a credit agreement with a bank that provides for a revolving line of credit of up to $10 million for borrowings and letters of credit. As of March 31, 2014, no amounts were outstanding and $9,855,000 was available to be drawn on the line of credit. The credit agreement includes a non-usage commitment fee of 0.25% per annum and covenants limiting other indebtedness, liens, transfers or sales of assets, distributions or dividends and merger or consolidation activity. The facility has an interest rate of the bank’s prime rate plus 0.25%. The maturity date on the note was extended to October 30, 2015.